SECOND AMENDMENT dated as of October 6, 1997 (this "Second Amendment"), to the Credit Agreement referred to below among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


   A. The parties hereto have entered into a Credit Agreement dated as of November 1, 1996 (as amended, the "Credit Agreement").

   B. The Borrower has requested that certain terms of the Credit Agreement be amended to the extent necessary to allow the Borrower to issue up to $110 million in aggregate principal amount of subordinated notes, and the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

   C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

   In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

   SECTION 1.  Amendment of Article I.
     (a) Article I of the Credit Agreement is hereby amended by inserting therein the following definitions in the proper alphabetical order:

   "Second Amendment Effective Date" shall mean the date on which all conditions to effectiveness in Section 7 of the Second Amendment dated as of October 6, 1997 to the Credit Agreement have been satisfied.

   "Subordinated Notes" shall mean up to $110 million in aggregate principal amount of subordinated notes issued by the Borrower and subordinated in right of payment to the Obligations and other Senior Debt pursuant to documentation containing interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions, overallocation provisions and other material terms in form and substance satisfactory to the Required Lenders and the Administrative Agent.

   "Senior Debt" shall mean all Indebtedness other than the Subordinated
Notes.

   "Senior Debt Leverage Ratio" shall mean, with respect to the Borrower and Subsidiaries on a consolidated basis, on any date, the ratio of (a) Senior Debt as of such date minus Indebtedness of the type referred to in clause (i) of the definition of the term "Indebtedness" or Indebtedness of the type referred to in clauses (f) and (g) of such definition to the extent that the Indebtedness of the other person referred to in such clauses (f) and (g) is Indebtedness of the type referred to in clause (i) of the Borrower and the Subsidiaries at such time, to (b) EBITDA for the four fiscal quarters most recently ended on such date (including, to the extent necessary, fiscal quarters that shall have ended prior to the Second Amendment Effective Date). For purposes of computing the Senior Debt Leverage Ratio on any date, if the Borrower shall have acquired any person or business during the period of four fiscal quarters most recently ended as of such date, EBITDA shall be determined on a pro forma basis as if such acquisition had occurred on the first day of such period.

     (b) The definition of "Applicable Percentage" in Article I of the Credit Agreement is hereby restated in its entirety as follows:

   "Applicable Percentage" shall mean, for any day, with respect to any Eurodollar Loan, or with respect to the Commitment Fees, as the case may be, the applicable percentage set forth below under the caption "Eurodollar Spread" or "Commitment Fee Percentage", as the case may be, based upon the Leverage Ratio and Interest Coverage Ratio for the Borrower and the Subsidiaries as of the relevant Determination Date:




                                                             Eurodollar         Commitment Fee
                                                               Spread             Percentage
                                                             -----------        ---------------


CATEGORY 1
Leverage Ratio less than or equal to
1.25 to 1.00  AND  Interest Coverage
Ratio greater than or equal to 5.0 to 1.0...........            0.500%                 0.175%

CATEGORY 2
Leverage Ratio less than or equal to
1.75 to 1.0 AND Interest Coverage Ratio
greater than or equal to 4.5 to 1.0.................            0.625%                 0.200%

CATEGORY 3
Leverage Ratio less than or equal to
2.25 to 1.00 AND Interest Coverage Ratio
greater than or equal to 4.0 to 1.0.................            0.750%                 0.250%

CATEGORY 4
Leverage Ratio greater than 2.25 to 1.00 OR
Interest Coverage Ratio less than 4.0 to 1.0........            1.000%                 0.300%




; provided that, notwithstanding the foregoing, if on any day the Leverage Ratio shall exceed 3.75 to 1.00, (a) the Eurodollar Spread for the applicable Category then in effect shall be 1.250%, and (b) the Commitment Fee Percentage for the applicable Category then in effect shall be 0.350%.

   The applicable Category shall be the one with the lowest spreads for which both the Leverage Ratio and the Interest Coverage Ratio requirements are satisfied. Each change in the Applicable Percentage resulting from a change in the Leverage Ratio or Interest Coverage Ratio shall be effective with respect to all Revolving Loans, Commitments and Letters of Credit outstanding on and after the date on which the financial statements and certificates required by Section 5.04(a) or 5.04(b) and Section 5.04(c) are delivered to the Administrative Agent indicating such change until the date immediately preceding the next due date for the delivery of such financial statements and certificates. Notwithstanding the foregoing, at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or 5.04(b) and Section 5.04(c), the Leverage Ratio and Interest Coverage Ratio shall be deemed to be in Category 4 for purposes of determining the Applicable Percentage.

   SECTION 2.  Amendment to Section 6.01.
Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i) thereof, (b) deleting the period at the end of clause (k) thereof and substituting "; and" therefor and (c) inserting after clause (k) thereof the following:

     "(l) the Subordinated Notes."

   SECTION 3.  Amendment to Section 6.10.
Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

   SECTION 6.10.  Leverage Ratio.
Permit the Leverage Ratio as of the last day of any fiscal quarter, which last day occurs in any period set forth below, to be greater than the ratio set forth below for such period:



      From and Including                   To and Including                  Leverage Ratio
      ------------------                   ----------------                  --------------

The earlier of January 1, 1998
  and the date of the issuance of
  the Subordinated Notes.............        December 30, 1998                 5.00 to 1.0

December 31, 1998....................        December 30, 1999                 4.75 to 1.0

December 31, 1999....................        December 30, 2000                 4.50 to 1.0

December 31, 2000....................        Thereafter                        4.25 to 1.0




   SECTION 4.  Amendment to Section 6.11.
Section 6.11 is hereby amended and restated in its entirety as follows:

   SECTION 6.11.  Interest Coverage Ratio.
Permit the Interest Coverage Ratio of the Borrower and the Subsidiaries as of the last day of each fiscal quarter, which last day occurs in any period set forth below, to be less than the ratio set forth below for such period:




  From and Including                         To and Including                      Interest Coverage
                                                                                        Ratio
  ------------------                         ----------------                      -----------------


  Second Amendment Effective
     Date.................................         December 30, 1998                   2.25 to 1.00

  December 31, 1998.......................         December 30, 1999                   2.25 to 1.00

  December 31, 1999.......................         December 30, 2000                   2.50 to 1.00

  December 31, 2000.......................         Thereafter                          2.75 to 1.00



   SECTION 5.  Amendment of Article VI.
Article VI is hereby amended by inserting at the end thereof the following new Section 6.13:

   SECTION 6.13  Senior Debt Leverage Ratio.
Permit the Senior Debt Leverage Ratio on or at any time after the earlier of January 1, 1998 and the date of the issuance of the Subordinated Notes to be greater than 3.50 to 1.00.

   SECTION 6.  Representations and Warranties.
The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

     (i) Before and after giving effect to this Second Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (ii) Before and after giving effect to this Second Amendment, no Event of Default or Default has occurred and is continuing.

   SECTION 7.  Conditions to Effectiveness.
This Second Amendment shall become effective upon the Second Amendment Effective Date when the Administrative Agent shall have received counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

   SECTION 8.  Credit Agreement.
Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

   SECTION 9.  Applicable Law.
THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   SECTION 10.  Counterparts.
This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

   SECTION 11.  Expenses.
The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Second Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.



   IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first written above.




                              OAK INDUSTRIES INC.,

                              by
                                /s/ Pamela F. Lenehan
                                Name:  Pamela F. Lenehan
                                Title: Senior Vice President,
                                Corporate Development and Treasurer


                              THE CHASE MANHATTAN BANK,
                              individually and as
                              Administrative Agent,

                              by
                                /s/ Ann B. Kerns
                                Name:  Ann B. Kerns
                                Title: Vice President


                              ABN AMRO BANK N.V., Boston Branch,

                              by:  ABN AMRO North America, Inc.,
                                   as Agent

                              by
                                /s/ Carol A. Levine
                                Name:  Carol A. Levine
                                Title: Senior Vice President

                              by
                                /s/ James E. Davis
                                Name:  James E. Davis
                                Title: Group Vice President


                              NATIONSBANK OF TEXAS, N.A.,

                              by
                                /s/ Sharon M. Ellis
                                Name:  Sharon M. Ellis
                                Title: Vice President


                              LTCB TRUST CO.,

                              by
                                /s/ Hiroshi Kitada
                                Name:  Hiroshi Kitada
                                Title: Senior Vice President


                              THE ROYAL BANK OF SCOTLAND PLC -
                              NEW YORK BRANCH,

                              by
                                /s/ Russel M. Gibson
                                Name:  Russel M. Gibson
                                Title: Vice President and
                                       Deputy Mananger


                              THE FIRST NATIONAL BANK OF BOSTON,

                              by
                                /s/ Harvey H. Thayer
                                Name:  Harvey H. Thayer
                                Title: Director


                              BHF-BANK AG,

                              by
                                /s/ Linda Pace
                                Name:  Linda Pace
                                Title: Vice President


                              by
                                /s/ John Sykes
                                Name:  John Sykes
                                Title: Assistant Vice President


                              MELLON BANK, N.A.,

                              by
                                /s/ Steven J. Wagner
                                Name:  Steven J. Wagner
                                Title: AVP


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                              by
                                /s/ Mark M. Harden
                                Name:  Mark M. Harden
                                Title: Vice President


                              FLEET NATIONAL BANK,

                              by
                                /s/ Roger C. Boucher
                                Name:  Roger C. Boucher
                                Title: Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH,

                              by

                                Name:
                                Title: